Exhibit 17(iii)

PROXY CARD Exhibit 17(iii) SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! ODE HERE] [CUSIP HERE] 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-866-521-4198 Monday through Friday 9 a.m. to 10 p.m. Eastern time SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. CONTROL NUMBER 12345678910 Barrow Hanley Credit Opportunities Fund A SERIES OF THE ADVISORS’ INNER CIRCLE FUND III PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [AUGUST 5], 2024 The undersigned, revoking prior proxies, hereby appoints [ ], and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held on [August 5, 2024] at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 11:00 a.m., or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-521-4198. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on (August 5, 2024). The proxy statement for this meeting is available at: vote.proxyonline.com/barrowhanley/docs/2024mtg.pdf

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. PROXY CARD _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR AGAINST ABSTAIN To approve the Agreement and Plan of Reorganization with respect to each Barrow 1. Hanley Fund (the “Plan”) To vote upon any other business that may properly come before the Meeting or any 2. adjournment(s) or postponement(s) thereof. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]